UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 12, 2024, Safety Shot, Inc. (the “Company”) issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

On January 10, 2024, The Honorable Jed S. Rakoff entered an order in the matter of Safety Shot, Inc. v. Capybara Research et. al., Case No. 1:23-cv-10728-JSR (the “Capybara Action”), authorizing the Company to serve its summons and complaint upon Defendants Capybara Research and Igor Appelboom (the “Capybara Defendants”) via a Form 8-K disclosure and press release, ECF 24 (the “Order”).

On January 16, 2024, the Company filed a Form 8-K and press release attempting to serve the Capybara Defendants (the “January Form 8-K”). On February 6, 2024, the Company filed a Form 8-K/A (“February Form 8-K/A”) amending and rectifying an error in the upload of the Company’s complaint as Exhibit 99.3 to the January Form 8-K. Upon the filing of the February Form 8-K/A, the Capybara Defendants were provided the Constitutional requirement of actual notice of the Capybara Action pursuant to Rule 4(f)(3) of the Federal Rules of Civil Procedure.

Pursuant to Rule 12(a)(1) of the Federal Rules of Civil Procedure, the Capybara Defendants’ time to appear and serve an answer to the Company’s complaint expired on February 27, 2024. On February 28, 2024, the Clerk of the Court for the Southern District of New York issued a Certificate of Default as to the Capybara Defendants.

Further, on February 28, 2024, the Court expanded the authorization granted to the Company in the Order, permitting Plaintiff to serve notice of a motion for default judgment upon the Capybara Defendants via a Form 8-K disclosure and press release. On March 6, 2024, the Company filed an ex parte motion for default judgment against Defendants Capybara Research, Igor Appelboom and Accretive Capital d/b/a Benzinga, ECF 36 (“Motion for Default Judgment”).

On March 15, 2024, the Company will make its motion before the Court for an order granting the Company’s Motion for Default Judgment against Defendants Capybara Research, Igor Appelboom, and Accretive Capital LLC d/b/a Benzinga pursuant to Rule 55(b)(2) of the Federal Rules of Civil Procedure. The Motion for Default Judgment will be heard on March 15, 2024 at 9:00 A.M. at the Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007, Courtroom 14B.

The filing of this Form 8-K, the press release attached hereto as Exhibit 99.1, the notice of the Company’s Motion for Default Judgment attached hereto as Exhibit 99.2, the declaration of Jarrett Boon in support of the Motion for Default Judgment attached hereto as Exhibit 99.3, the declaration of Joseph F. Rose, Esq. in support of the Motion for Default Judgment attached hereto as Exhibit 99.4, the memorandum of law in support of the Motion for Default Judgment attached hereto as Exhibit 99.5 and the proposed default judgment attached hereto as Exhibit 99.6 shall provide the Capybara Defendants proper notice of the Company’s Motion for Default Judgment pursuant to the Order of The Honorable Jed S. Rakoff and Local Rule 55.2(c) of the District Court for the Southern District of New York.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated March 12, 2024
Exhibit 99.2	Notice of Motion for Default Judgment
Exhibit 99.3	Declaration of Jarrett Boon in Support of Motion for Default Judgment
Exhibit 99.4	Declaration of Joseph F. Rose, Esq. in Support of Motion for Default Judgment
Exhibit 99.5	Memorandum of Law in Support of Motion for Default Judgment
Exhibit 99.6	Proposed Default Judgment
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2024

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer